                                                                    Exhibit 10.5

--------------------------------------------------------------------------------




                            EQUITY PURCHASE AGREEMENT

                                     between

                               ICONIXX CORPORATION

                                       and

                          THAYER ITECH HOLDINGS, L.L.C.

                                       and

                                TC ITECH, L.L.C.






                              Dated March 22, 2000



--------------------------------------------------------------------------------

LIST OF EXHIBITS
----------------
Exhibit A     Amended and Restated Certificate of Incorporation of Iconixx
              Corporation
Exhibit B     Capitalization Schedule

                              PURCHASE AGREEMENT
                              ------------------


     THIS AGREEMENT is made as of March 22, 2000, between ICONIXX CORPORATION, a Delaware corporation (formerly, Empyrean Group Holdings, Inc.) (the "Company"), THAYER ITECH HOLDINGS, L.L.C., a Delaware limited liability company ("Thayer Holdings"), and each of the other persons or entities set forth in the Schedule
                                                                       --------
of Purchasers attached hereto (collectively with Thayer Holdings, the
-------------
"Purchasers" and individually a "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 7 hereof.
                                                     ---------


                                   Recitals:
                                   --------

     At the Closing, the Purchasers desire to purchase from the Company, and the Company desires to sell to the Purchasers (i) an aggregate of 16,100 shares of the Company's Class A Preferred Stock, par value $.01 per share (the "Class A Preferred") and (ii) an aggregate of 3,000,000 shares of the Company's Common Stock, $.01 par value per share (the "Common"), in the amount set forth opposite each Purchaser's name on the Schedule of Purchasers attached hereto.
                             ----------------------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



                                   ARTICLE I
                           AUTHORIZATION AND CLOSING
                           -------------------------

     1.1 Authorization of the Stock. The Company shall authorize the issuance
         --------------------------
and sale to the Purchasers of up to an aggregate of 16,100 shares of Class A Preferred and an aggregate of 3,000,000 shares of Common, each having the rights and preferences set forth in Exhibit A attached hereto. The Class A Preferred
                             ---------
and the Common are collectively referred to herein as the "Stock."

     1.2 Purchase and Sale of the Stock at Closing.
         -----------------------------------------

         (a) Purchase of Stock. Subject to the terms and conditions set forth in
             -----------------
this Section 1.2 and in Section 2.1, at the Closing, the Company shall sell to
     -----------        -----------
each Purchaser and, each Purchaser shall purchase from the Company:

             (i) that number of shares of the Class A Preferred set forth opposite such Purchaser's name in the Schedule of Purchasers attached
                                           ----------------------
     hereto, at a purchase price of $1,000 per share; and

             (ii) that number of shares of the Common set forth opposite such Purchaser's name set forth in the Schedule of Purchasers attached hereto, at a purchase price of $1.30 per share.

         (b) Use of Proceeds of Purchase. The funds obtained by the Company from
             ---------------------------
the Purchasers at the Closing shall, together with debt financing provided by First Union National Bank, N.A. and NationsBank, National Association pursuant to the Credit Agreement dated August 12, 1999, as amended, between Lender, the Company and its Subsidiaries, be used to (i) finance the Company's costs of consummating the acquisitions of the assets of EnterpriseWorks, LLC and Internet Information Systems, Inc. (the "Acquisitions") and (ii) provide funds for the Company's working capital requirements.

         (c) Closing. The closing of the purchase and sale of the Stock to be
             -------
purchased pursuant to Sections 1.2(a) (the "Closing") shall take place at the
                      ---------------
offices of Hogan & Hartson, LLP, 555 Thirteenth Street, NW, Washington, D.C., 20004 at 10:00 a.m. on March 23, 2000 or at such other place or on such other date as may be mutually agreeable to the Company and the Purchasers. At the Closing, the Company shall deliver to each Purchaser stock certificates evidencing the Stock to be purchased by such Purchaser, registered in such Purchaser's name, upon payment of the purchase price thereof by, at the Company's option, either a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company.


                                   ARTICLE II
                    CONDITIONS OF THE PURCHASERS' OBLIGATIONS
                                   AT CLOSING

     2.1 Closing Conditions. The obligation of the Purchasers to purchase and
         ------------------
pay for the Stock at the Closing is subject to the satisfaction as of the Closing of the following conditions:

         (a) Representations and Warranties, Covenants. The representations and
             -----------------------------------------
warranties contained in Section 5 hereof shall be true and correct at and as of
                        ---------
the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein; and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

         (b) Consummation of Acquisitions. The Company shall have entered into
             ----------------------------
at least one of the two definitive purchase agreements with respect to the Acquisitions and such Acquisition Agreement(s) shall be in full force and effect as of the Closing.

         (c) Compliance with Applicable Laws. The purchase of Stock by the
             -------------------------------
Purchasers hereunder shall not be prohibited by any applicable law or governmental regulation, shall not subject the Purchasers to any penalty, liability or, in the Purchasers' sole judgment, other onerous conditions under or pursuant to any applicable law or governmental regulation, and shall be permitted by laws and regulations of the jurisdictions to which the Purchasers are subject.

         (d) Waiver. Any condition specified in this Section 2.1 may be waived
             ------
only if such waiver is set forth in a writing executed by the Purchasers.

         (e) Board Approval. The Board shall have approved the purchase of Stock
             --------------
by the Purchasers and the use of proceeds, including the consummation of the Acquisitions.



                                  ARTICLE III
                                   COVENANTS
                                   ---------

     3.1 Intentionally Left Blank.
         ------------------------



                                  ARTICLE IV
                       TRANSFER OF RESTRICTED SECURITIES
                       ---------------------------------

     4.1 Transfer of Restricted Securities.
         ---------------------------------

         (a) Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities Act (or any similar rule or rules then in force) if such rule or rules are available and (iii) subject to the conditions specified in Section
                                                                     -------
4.1(b) below, any other legally available means of transfer.
------

         (b) In connection with the transfer of any Restricted Securities (other than a transfer described in Section 4.1(a)(i) or (ii) above), the holder
                             -----------------    ----
thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Hogan & Hartson LLP, or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Hogan & Hartson LLP, or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear a customary Securities Act legend. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 4.1 and Section 6.1.
                                             -----------     -----------

         (c) Upon the request of the Purchaser, the Company shall promptly supply to the Purchasers or their respective prospective transferees all information regarding the

Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities Act.


                                   ARTICLE V
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     As a material inducement to the Purchasers to enter into this Agreement and purchase the Stock, the Company hereby represents and warrants to the Purchasers that:

     5.1 Organization and Corporate Power. The Company is a corporation duly
         --------------------------------
organized, validly existing and in good standing under the laws of the state of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

     5.2 Capital Stock and Related Matters.
         ---------------------------------

         (a) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of 100,000,000 shares of stock, of which (i) 150,000 shares shall be designated as Class A Preferred and (ii) 99,850,000 shares shall be designated as Common Stock. The issued and outstanding Class A Preferred Stock and the Common Stock are as set forth on Exhibit B hereto. As of the Closing, all of the outstanding shares of the
---------
Company's capital stock shall be validly issued, fully paid and nonassessable.

         (b) Based in part on the investment representations of the Purchasers in Section 6.1 hereof, the offer, sale and issuance of Stock hereunder does not and will not require registration under the Securities Act or any applicable state securities laws.

     5.3 Authorization; No Breach. The execution, delivery and performance of
         ------------------------
this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement and all other agreements contemplated hereby each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Stock hereunder and pursuant to Section 1.2(a), the Amended and
                                                --------------
Restated Certificate of Incorporation and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of,
(ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

     5.4 Violations of Laws. The Company has not (i) violated any laws or
         ------------------
governmental rules or regulations, which violation would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company; (ii) received notice of any such material violation; or (iii) become subject to any material clean up liability, and the Company has no reason to believe it may become subject to any material clean up liability, under any federal, state or local environmental law, rule or regulation.

     5.5 Governmental Consent, etc. Except for approvals under the HSR Act, no
         -------------------------
material permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby including the Acquisitions.

     5.6 Disclosure. Neither this Agreement nor any of the schedules,
         ----------
attachments, written statements, documents, certificates or other items prepared or supplied to the Purchasers by or on behalf of the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company has not disclosed to the Purchasers in writing and of which any of its officers, directors or executive employees is aware and which has had or might reasonably be anticipated to have a material adverse effect upon the existing or expected financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company.



                                  ARTICLE VI
                   PURCHASERS REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

     As a material inducement to the Company to enter into this Agreement, each Purchaser hereby represents and warrants to the Company, with respect to itself and not jointly, as follows:

     6.1 Purchaser's Investment Representations. Such Purchaser (i) is acquiring
         --------------------------------------
the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, (ii) has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws and (iii) is an "accredited investor" as defined in the Securities Act; provided that nothing contained herein shall prevent such Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Article IV hereof. Each certificate for Restricted Securities
                  ----------
shall be imprinted with a customary securities legend in a form provided by the Company's counsel.

     6.2 Authorization; No Breach. The execution, delivery and performance of
         ------------------------
this Agreement and all other agreements contemplated hereby to which such Purchaser is a party have been duly authorized by such Purchaser. This Agreement and all other agreements contemplated hereby to which a Purchaser is a party each constitutes a valid and binding obligation of such Purchaser, enforceable in accordance with its terms. The execution and delivery by such Purchaser of this Agreement, the Stockholders Agreement and all other agreements contemplated hereby to which such Purchaser is a party, and compliance with the respective terms hereof and thereof by such Purchaser do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon such Purchaser's capital stock or assets pursuant to,
(iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the charter or organizational documents of such Purchaser, if applicable, or any law, statute, rule or regulation to which such Purchaser is subject, or any agreement, instrument, order, judgment or decree to which such Purchaser is a party or by which it is bound.



                                  ARTICLE VII
                                  DEFINITIONS
                                  -----------


     For the purposes of this Agreement, the following terms have the meanings set forth below:

     "Affiliate" of any particular person or entity means any other person or entity controlling, controlled by or under common control with such particular person or entity.

     "Class A Preferred" has the meaning set forth in the Recitals to this Agreement.

     "Certificate of Incorporation" means the Company's amended and restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on August 12, 1999.

     "Closing" has the meaning set forth in Section 1.2(c).
                                            --------------

     "Common" has the meaning set forth in Recitals to this Agreement.

     "Common Stock" means collectively, the Common and any other class of the Company's common stock, $.01 par value per share.

     "Indebtedness" means all indebtedness for borrowed money (including purchase money obligations), all indebtedness under revolving credit arrangements, all capitalized lease obligations and all guarantees of any of the foregoing.

     "Investor Common" means (i) the Common Stock issued hereunder and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Common, such shares shall cease to be Investor Common when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering, them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

     "Investor Preferred" means (i) the Class A Preferred issued hereunder and
(ii) any Class A Preferred issued or issuable with respect to the Class A Preferred referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Preferred, such shares shall cease to be Investor Preferred when they have been
(a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force) or (c) redeemed by the Company.

     "Investor Stock" means the Investor Preferred and the Investor Common.

     "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Restricted Securities" means (i) the Stock issued hereunder and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (A) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (B) become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (C) been otherwise transferred and new certificates for them not bearing a customary Securities Act legend have been delivered by the Company in accordance with Section 4.1(b).
                                                             --------------
Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a customary Securities Act legend.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

     "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

     "Stock" has the meaning set forth in Section 1.1 of this Agreement.
                                          -----------

     "Subsidiary" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors or otherwise are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

     "Thayer Holdings" means Thayer ITECH Holdings, L.L.C.


                                 ARTICLE VIII
                                 MISCELLANEOUS
                                 -------------

     8.1 Expenses. The Company agrees to pay, and hold Thayer Holdings harmless
         --------
against liability for the payment of, (i) the fees and expenses of Thayer Holdings' counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement, (ii) the fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement and the Certificate of Incorporation, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of Stock purchased hereunder or in accordance with Section 1.3 hereof, and (iv) the fees and expenses incurred with respect to the interpretation or enforcement of the rights of Thayer Holdings granted under this Agreement and the other agreements contemplated hereby and the Certificate of Incorporation and the Company's bylaws.

     8.2 Remedies. Each holder of Investor Stock shall have all rights and
         --------
remedies set forth in this Agreement and the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     8.3 Consent to Amendments. Except as otherwise expressly provided herein,
         ---------------------
the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the outstanding shares of Investor Common. No other course of dealing between the Company and the holder of any Stock or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding.

     8.4 Survival of Representation and Warranties. All representations and
         -----------------------------------------
warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchasers or on their behalf

     8.5 Successors and Assigns. Except as otherwise expressly provided herein,
         ----------------------
all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchaser's benefit as a purchaser or holder of Stock are also for the benefit of, and enforceable by, any permitted subsequent holder of such Stock. The rights and obligations of the Thayer Holdings under this Agreement and the agreements contemplated hereby may be assigned by the Thayer Holdings at any time, in whole or in part, to any investment fund managed by TC Management Partners, L.L.C. or any other Affiliate of Thayer Holdings, or any successor thereto.

     8.6 Severability. Whenever possible, each provision of this Agreement shall
         ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating, the remainder of this Agreement.

     8.7 Counterparts. This Agreement may be executed simultaneously in two or
         ------------
more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     8.8 Descriptive Headings; Interpretation. The descriptive headings of this
         ------------------------------------
Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     8.9 Governing Law. This Agreement and the exhibits and schedules hereto
         -------------
shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     8.10 Notices. All notices, demands or other communications to be given or
          -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient by reputable express service (charges prepaid), 24 hours after being sent by overnight courier service (charges prepaid), 48 hours after being deposited to the recipient by United States mail, first class, postage prepaid, or sent by facsimile. Such notices, demands and other communications shall be sent to the Purchasers and to the Company at the address indicated below:

                  If to the Company:
                  -----------------

                    Iconixx Corporation
                    8300 Boone Boulevard
                    Suite 250
                    Vienna, Virginia 22182
                    Attention:    Jason Levine
                                  Graham Perkins
                    Tel No:  (703) 790-9276
                    Fax No:  (703) 790-9033


                  If to the Purchasers:
                  --------------------

                    To each Purchaser at the address set forth in the Schedule
                                                                      --------
                    of Purchasers attached hereto
                    -------------

                  with a copy to:

                    Hogan & Hartson, LLP
                    Thirteenth Street, N.W.
                    Washington, D.C.  20004
                    Attention:    Christopher J. Hagan
                    Tel No.: (202) 637-5600
                    Fax No.: (202) 637-5910

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     8.11 Entire Agreement. Except as otherwise expressly set forth herein, this
          ----------------
document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       ICONIXX CORPORATION


                                       By:      /s/ Graham Perkins
                                              ----------------------------------
                                              Name: Graham Perkins
                                              Title: Vice President/CFO


                                       THAYER ITECH HOLDINGS, L.L.C.

                                       By:    Thayer Equity Investors, IV, L.P.
                                       Its:   Managing Member
                                       By:    TC Equity Partners, L.L.C.
                                       Its:   General Partner


                                       By:      /s/ Robert Michalik
                                              ----------------------------------
                                              Name:     Robert Michalik
                                              Title:    Vice President


                                       TC ITECH, L.L.C.


                                       By:      /s/ Robert Michalik
                                              ----------------------------------
                                              Name: Robert Michalik
                                              Title:   President


                                       [OTHER PURCHASERS]

                             SCHEDULE OF PURCHASERS


                                                                         Number of Shares
                                                 Number of Shares           of Class A               Aggregate
                                                   of Common at            Preferred at           Investment ($)
       Name and Address of Purchaser                  Closing                 Closing               at Closing
--------------------------------------------    --------------------    --------------------    --------------------
Thayer Equity Investors IV, L.P.                3,000,000                     16,100                 20,000,000
c/o Thayer Capital Partners
1455 Pennsylvania Avenue, NW, Suite 350
Washington, D.C. 20004
Attention:        Robert Michalik

Tel No:           (202) 371-0150
Fax No:           (202) 371-0391









                                                --------------------    --------------------    --------------------
                  TOTAL                         3,000,000                     16,100                $20,000,000
                                                ====================    ====================    ====================

                               JOINDER AGREEMENT
                         TO EQUITY PURCHASE AGREEMENT
                         ----------------------------



     This Joinder Agreement (this "Joinder") is made as of the date written below by the undersigned (the "Joining Party") and certain parties to the Equity Purchase Agreement, dated as of March 22, 2000 (the "Equity Purchase Agreement"), by and among Iconixx Corporation, a Delaware corporation (the "Company"), Thayer ITECH Holdings, L.L.C., a Delaware limited liability company ("Thayer Holdings") and TC ITECH, L.L.C. a Delaware limited liability company ("TC ITECH"). Capitalized terms used but not defined herein shall have the meanings given such terms in the Equity Purchase Agreement.

     Pursuant to the Equity Purchase Agreement, the Company has sold to Thayer Holdings an aggregate of 3,000,000 shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") at a price of $1.30 per share and an aggregate of 16,100 shares of Convertible Class A Preferred Stock, par value $0.01 per share, of the Company ("Preferred Stock") at a price of $1,000 per share. The Joining Party, as a stockholder of the Company, is entitled to purchase from the Company up to 86,250 shares of Common Stock and up to 462.875 shares of Preferred Stock.

     By executing this Joinder, the Joining Party agrees to purchase from the Company 86,250 shares of Common Stock at a price of $1.30 per share and 462.875 shares of Preferred Stock at a price of $1,000 per share, for an aggregate purchase price of $575,000, according to the terms and subject to the conditions set forth in the Equity Purchase Agreement.

     Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joining Party will be deemed to be a party to the Equity Purchase and shall have all of the rights and obligations of a "Purchaser" thereunder as if he or she had executed the Equity Purchase Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Equity Purchase Agreement.








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     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  April 17, 2000




                                 THE JOINING PARTY:
                                 -----------------


                                 FBR TECHNOLOGY VENTURE PARTNERS, L.L.C.


                                 By:     /s/ Gene Riechers
                                         ---------------------------------------
                                 Name:   Gene Riechers
                                 Title:  Managing Director



                                 APPROVED BY:
                                 -----------


                                 ICONIXX CORPORATION


                                 By:     /s/ Jason H. Levine
                                         ---------------------------------------
                                 Name:   Jason H. Levine
                                 Title:  General Counsel



                                 THAYER ITECH HOLDINGS, L.L.C.


                                 By:     Thayer Equity Investors IV, L.P.
                                 Its:    Managing Member

                                         By:     TC Equity Partners IV, L.L.C.
                                         Its:    General Partner

                                                 By:     /s/ Robert E. Michalik
                                                         -----------------------
                                                 Name:   Robert E. Michalik
                                                 Title:  Vice President